UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
TCR2 THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TCR2 THERAPEUTICS INC.
100 Binney Street, Suite 710
Cambridge, Massachusetts 02142

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
To be held October 10, 2019
Notice is hereby given that the 2019 Annual Meeting of Stockholders, or Annual Meeting, of TCR2 Therapeutics Inc., which will be held on October 10, 2019 at 8:00 a.m. Eastern Time at the offices of Goodwin Procter LLP located at 100 Northern Avenue, Boston, Massachusetts 02210. The purpose of the Annual Meeting is the following:

1.
To elect a class I director nominee to our board of directors, to serve until the Company’s 2022 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;

2.	To approve a proposed amendment to the TCR[2] Therapeutics Inc. 2018 Stock Option and Incentive Plan;

3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

4.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
The proposal for the election of a class I director relates solely to the election of a class I director nominated by the Board of Directors.
Only TCR2 Therapeutics Inc. stockholders of record at the close of business on August 12, 2019, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.
We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice, instead of a paper copy of our proxy materials and our 2018 Annual Report to Stockholders, or 2018 Annual Report. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2018 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.
Your vote is important. Whether or not you are able to attend the meeting in person, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.
    By order of the Board of Directors,

Garry E. Menzel
President and Chief Executive Officer
Cambridge, Massachusetts
August 28, 2019

TCR2 Therapeutics Inc.

i

TCR2 THERAPEUTICS INC.
100 Binney Street, Suite 710
Cambridge, Massachusetts 02142

PROXY STATEMENT
FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 10, 2019
This proxy statement contains information about the 2019 Annual Meeting of Stockholders, or the Annual Meeting, of TCR2 Therapeutics Inc., which will be held on October 10, 2019 at 8:00 a.m. Eastern Time. The board of directors of TCR2 Therapeutics Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “TCR2,” “we,” “us,” and “our” refer to TCR2 Therapeutics Inc. The mailing address of our principal executive offices is TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2018 available to stockholders on August 28, 2019.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in February 2019; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on October 10, 2019:
This proxy statement and our 2018 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission (SEC), except for exhibits, will be furnished without charge to any stockholder upon written request to TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are also available on the SEC’s website at www.sec.gov.

TCR2 THERAPEUTICS INC.
PROXY STATEMENT
FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about August 28, 2019, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice. Our proxy materials, including the Notice of 2019 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e. held for your account by a broker or other nominee), a voting instruction form, and the 2018 Annual Report to Stockholders, or 2018 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about August 28, 2019. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2019 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2018 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2019 Annual Meeting of Stockholders, this proxy statement and our 2018 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Who is soliciting my vote?

Our Board of Directors, or the Board of Directors, is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on August 12, 2019.

How many votes can be cast by all stockholders?

There were 23,966,387 shares of our common stock, par value $0.0001 per share, outstanding on August 12, 2019, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of August 12, 2019.

How do I vote?

In Person

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive. If you hold your shares through a bank or broker and wish to vote in person at the meeting, you must obtain a valid proxy from the firm that holds your shares.

By Proxy

If you do not wish to vote in person or will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. In order to be counted, proxies submitted by Internet must be received by the cutoff time of 11:59 p.m. Eastern Time on October 9, 2019. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

What are the Board of Director’s recommendations on how to vote my shares?

Our Board of Directors recommends a vote:

Proposal 1: FOR election of the class I director nominee

Proposal 2: FOR ratification of the amendment to the Company’s 2018 Stock Option and Incentive Plan

Proposal 3: FOR ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on October 9, 2019, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

What vote is required to approve each item and how are votes counted?

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR and AGAINST, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and, therefore, do not have the effect of votes in opposition to such proposals. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proposal 1: Election of Class I director nominee

For the election of the Class I director nominee, the director nominee presented must be elected by a majority of the votes cast in person or by proxy at the Annual Meeting. Director nominees are elected by a majority vote for non-contested director elections. Because the number of director nominees properly nominated for the Annual Meeting does not exceed the number of positions on the Board of Directors to be filled by election at the Annual Meeting, this election of directors is non-contested. To elect a director nominee to the Board of Directors, the votes cast FOR the director nominee must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 1. Proposal 1 is a non-routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or AGAINST any director nominee and will be treated as broker non-votes. As a result, broker non-votes will have no effect on the voting of Proposal 1.

Proposal 2: Ratification of amendment to option plan

For the amendment to the 2018 Stock Option and Incentive Plan to be ratified, the proposal must be approved by a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. As a result, abstentions will have the same effect as voting against Proposal 2. Proposal 2 is a non-routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 2. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST the proposal and will be treated as broker non-votes. As a result, broker non-votes will have no effect on the voting of Proposal 2.

Proposal 3: Ratification of the selection of KPMG LLP as our independent registered public accounting firm

For the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our 2019 fiscal year, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 3. Proposal 3 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 3.

If there are insufficient votes to approve Proposal(s) 1, 2, or 3, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposals No. 1 and No. 2 are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote for these proposals, and those votes will be counted as broker

“non-votes.” Proposal No. 3 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

Approval of the amendment to the 2018 Stock Option and Incentive Plan requires the affirmative vote of a majority of the votes cast and entitled to vote on the proposal. Shares voting “withheld” have no effect on the voting of the proposal.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2020 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than April 30, 2020. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTOR
Our board of directors currently consists of six members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the class I director is Mitchell Finer, Ph.D., and his term will expire at the Annual Meeting;

•	the class II directors are Andrew Allen, M.D., Ph.D., and Patrick Baeuerle, Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2020; and

•	the class III directors are Garry E. Menzel, Ph.D., Ansbert Gadicke, M.D., and Neil Gibson, Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2021.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our bylaws provide for a majority voting standard for the election of directors in uncontested elections, which provides that to be elected, a director nominee must receive a greater number of votes FOR his or her election than votes AGAINST such election. The number of votes cast with respect to that director’s election excludes abstentions and broker non-votes with respect to that director’s election. In contested elections where the number of director nominees exceeds the number of directors to be elected, the voting standard will be a plurality of the shares present in person or by proxy and entitled to vote. The proxies will be voted in favor of the above nominee unless a contrary specification is made in the proxy. The nominee has consented to serve as our director if elected. However, if the nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Further, our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Mitchell Finer, Ph.D. for election as the class I director at the Annual Meeting. The nominee is presently a director, and has indicated a willingness to continue to serve as a director, if elected. If the nominee becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Nominee for Election as a Class I Director

The following table sets forth the name, age as of July 31, 2019, and certain other information for our director, Mitchell Finer, with a term expiring at the Annual Meeting (who is a nominee for election as a director at the Annual Meeting).

Name	Positions and Offices Held with TCR[2]	Director Since	Age
Mitchell Finer, Ph.D.	Director	2015	60

Mitchell Finer, Ph.D. Dr. Finer has served on our board of directors since October 2015. Dr. Finer has served as an Executive Partner of MPM Capital since August 2015. He is also currently the chief scientific officer at ElevateBio LLC, president of ElevateBio BaseCamp, Inc. and executive chairman of Oncorus, Inc. Dr. Finer previously served as Chief Executive Officer of Oncorus, Inc. from January 2016 to June 2018 and co-founded Adverum Biotechnologies, Inc., Oncorus, Inc. and CODA Biotherapeutics, Inc., where he was also the interim chief executive officer. Previously, he served as Chief Scientific Officer of bluebird bio, Inc., from March 2010 through July 2015. Dr. Finer serves on the boards of directors of ElevateBio, LLC, Semma Therapeutics, Inc., Oncorus, Inc. and CODA Biotherapeutics, Inc. and is the president of ElevateBio Basecamp Inc. Dr. Finer received a Ph.D. in biochemistry and molecular biology from Harvard University and a B.A. in biochemistry and bacteriology from the University of California, Berkeley. He completed a postdoctoral fellowship at the Whitehead Institute for Biomedical Research. We believe Dr. Finer is qualified to serve as a member of our board of directors because of his operational, strategic and corporate leadership experience and his experience as a founder of numerous biopharmaceutical companies.

The board of directors recommends voting “FOR” Proposal 1 to elect Mitchell Finer, Ph.D. as the class I director, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2022.

Directors Continuing in Office

The following table identifies our directors, and sets forth their principal occupation and business experience during the last five years and their ages as of July 31, 2019.

Name	Positions and Offices Held with TCR[2]	Director Since	Class and Year in Which Term Will Expire	Age
Andrew Allen, M.D., Ph.D.	Director	2018	Class II—2020	53
Patrick Baeuerle, Ph.D.	Director	2015	Class II—2020	61
Garry E. Menzel, Ph.D.	Director	2016	Class III—2021	55
Ansbert Gadicke, M.D.	Director and Chairman of the Board	2015	Class III—2021	61
Neil Gibson, Ph.D.	Director	2018	Class III—2021	63

Class II Directors (Term Expires at 2020 Annual Meeting)

Andrew Allen, M.D., Ph.D. Dr. Allen joined our board of directors in December 2018. Dr. Allen is a co-founder of Gritstone Oncology, Inc., and has served as its President and Chief Executive Officer since August 2015. Dr. Allen previously co-founded Clovis Oncology, Inc., a public pharmaceutical development company, and served as its executive vice president of clinical and preclinical development and chief medical officer from April 2009 to July 2015. Prior to that, he was chief medical officer at Pharmion Corporation from 2006 to 2008. Previously, Dr. Allen served in clinical development leadership roles at Chiron Corporation and Abbott Laboratories, and worked at McKinsey & Company, where he advised life science companies on strategic issues. He currently serves on the board of directors of Gritstone Oncology, Inc., Epizyme, Inc., Sierra Oncology, Inc., and Revitope Oncology, Inc. Dr. Allen previously served on the board of directors of Cell Design Labs, a private biotechnology company, from November 2015 until its acquisition by Gilead Sciences, Inc. in December 2017. Dr. Allen qualified in medicine at Oxford University and received a Ph.D. in immunology from Imperial College of Science, Technology and Medicine in London. We believe Dr. Allen is qualified to serve on our board of directors due to his educational experience and his experience as a founder and senior executive of biotechnology and pharmaceutical companies.

Patrick Baeuerle, Ph.D. Dr. Baeuerle has served on our board of directors since May 2015. Since 2015, Dr. Baeuerle has been a Managing Director of MPM Capital. From 2012 to 2015 he served as Vice President, Research, and General Manager at Amgen Research (Munich) GmbH. From 1998 to 2012, Dr. Baeuerle served as Chief Scientific Officer for Micromet, Inc. Dr. Baeuerle co-founded Harpoon Therapeutics, Inc. in 2015. Dr. Baeuerle also co-founded Cullinan Oncology, LLC, of which he is Chief Scientific Officer—Biologics, Maverick Therapeutics, Inc. and iOmx AG. He currently serves on the board of directors of Harpoon Therapeutics and the advisory boards of Amphivena Therapeutics, Inc., iOmx AG and Maverick Therapeutics, Inc. He is also an Honorary Professor of Immunology of the Medical Faculty at University of Munich. Dr. Baeuerle received his Ph.D. in biology from the University of Munich and performed post-doctoral research at the Whitehead Institute. We believe Dr. Baeuerle is qualified to serve as a member of our board of directors because of his scientific background, experience in the venture capital industry, corporate leadership experience and his experience as a founder of numerous biopharmaceutical companies.

Class III Directors (Term Expires at 2021 Annual Meeting)

Ansbert Gadicke, M.D. Dr. Gadicke joined our board of directors as Chairman in May 2015. He co-founded MPM Capital’s venture investing activities in 1997 and has since served as a Managing Director. Prior to that, Dr. Gadicke led MPM Capital’s Advisory and Investment Banking business from 1992 to 1996 and was in Boston Consulting Group’s Health Care Group from 1989 to 1992. Dr. Gadicke currently serves on the board of directors of various privately-held companies.  He formerly served on the board of directors of Pharmasset, Inc., Idenix Pharmaceuticals, Inc., BioMarin Pharmaceutical, Inc., Radius

Health, Inc. and Chiasma, Inc. Dr. Gadicke received his M.D. from J.W. Goethe University and has held research positions at the Whitehead Institute and Harvard University. We believe Dr. Gadicke is qualified to serve as a member of our board of directors because of his extensive experience in the life sciences industry and in investment management.

Neil Gibson, Ph.D. Dr. Gibson has served on our board of directors since February 2018. Since 2017, he has served as Senior Vice President to COI Pharmaceuticals, Inc. and Avalon Ventures. From 2015 to 2017, Dr. Gibson served as Senior Vice President and Chief Development Officer to BioAtla LLC. From 2011 to 2015, he served as Chief Scientific Officer of Regulus Therapeutics Inc., and from 2013 to 2016 he served as Chair of Scripps Advance LLC. Previously, Dr. Gibson held management roles at Pfizer Inc. and OSI Pharmaceuticals, Inc. Dr. Gibson received his Ph.D. from the University of Aston and his B.Sc. from the University of Strathclyde. We believe Dr. Gibson is qualified to serve on our board of directors because of his extensive experience in the life sciences industry.

Garry Menzel, Ph.D. Dr. Menzel joined our company in 2016 as a director and Chief Executive Officer. Dr. Menzel has also served on the board of directors of the oncology company Black Diamond Therapeutics Inc. since 2014. Previously, Dr. Menzel was the Chief Strategy Officer at Axcella Health Inc. from 2015 to 2016, the Chief Financial Officer at DaVita Healthcare Partners Inc. from 2013 to 2015, and the Chief Operating Officer at Regulus Therapeutics Inc. from 2008 to 2013. Dr. Menzel also had global leadership roles in running the biotechnology practices at Goldman Sachs & Co. LLC from 1994 to 2004 and Credit Suisse Group AG from 2004 to 2008. In addition, he was a consultant with Bain & Company and was a research assistant at SmithKline Beecham PLC (now GlaxoSmithKline PLC). Dr. Menzel received his Ph.D. from the University of Cambridge, where he studied the regulation of oncogenes in immune cells, and his M.B.A. from the Stanford University Graduate School of Business. We believe Dr. Menzel is qualified to serve as a member of our board of directors because of his scientific background and corporate leadership experience.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers that do not serve on our board of directors, and sets forth their current positions at TCR2 and their ages as of July 31, 2019.

Name	Position Held with TCR[2]	Officer Since	Age
Mayur (Ian) Somaiya	Chief Financial Officer	2018	46
Robert Hofmeister, Ph.D.	Chief Scientific Officer	2015	51
Alfonso Quintás Cardama, M.D.	Chief Medical Officer	2017	48

Mayur (Ian) Somaiya. Mr. Somaiya joined our company in 2018 as Chief Financial Officer. From 2015 to 2018, Mr. Somaiya was Managing Director and Head of Biotechnology Research at BMO Capital Markets Corp. Previously, he served as a Managing Director and Equity Analyst at Nomura Securities Co. Ltd. from 2013 to 2015, Piper Jaffray Companies from 2009 to 2013, Thomas Weisel Partners Group, Inc. from 2003 to 2009 and Morgan Stanley from 2000 to 2003. Mr. Somaiya received his B.A in Biology from New York University.

Robert Hofmeister, Ph.D. Dr. Hofmeister joined our company in 2015 as Senior Vice President, Research and Development and became our Chief Scientific Officer in October 2016. From 2005 to 2015, Dr. Hofmeister held positions at EMD Serono Research and Development Institute, Inc., including as the Global Head of Translational Immunotherapy, Immuno-Oncology from 2012 to 2015. Previously, Dr. Hofmeister held positions at Micromet AG (now a part of Amgen, Inc.). Dr. Hofmeister received his Ph.D. from the University of Regensburg in Germany, where he studied the signaling of the cytokine interleukin-1.
Alfonso Quintás Cardama, M.D. Dr. Quintás joined our company in 2017 as Chief Medical Officer. Dr. Quintás was the clinical development head of the Cell & Gene Therapies Unit at GlaxoSmithKline PLC in 2017. Between 2014 and 2016, he served as Global Clinical Leader, Cell & Gene Therapy, at Novartis AG and was an Assistant Professor in the Department of Leukemia at The University of Texas, MD Anderson Cancer Center from 2009 to 2014. Dr. Quintás received his M.D. from the Universidad de Santiago de Compostela School of Medicine in Spain. He completed an internship and residency in the Department of Medicine of the Albert Einstein College of Medicine—Yeshiva University and a hematology and oncology fellowship and a leukemia fellowship at The University of Texas, MD Anderson Cancer Center.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF AMENDMENT TO OPTION PLAN
The Board of Directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On April 11, 2019, our Board of Directors approved an amendment (the “Plan Amendment”) to our 2018 Stock Option and Incentive Plan (the “Current Plan”, or as amended by the Plan Amendment, the “Amended Plan”). The Current Plan was originally adopted by our Board of Directors on January 17, 2019 and approved by our stockholders on January 17, 2019, which was effective as of February 13, 2019. The Amended Plan is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board of Directors and/or the Compensation Committee. If the Plan Amendment is not approved by our stockholders, our Compensation Committee may continue to grant awards under the Current Plan as originally approved by our board of directors and stockholders.

As of August 12, 2019, there were stock options to acquire 3,343,357 shares of common stock outstanding under our equity compensation plans, with a weighted average exercise price of $8.77 and a weighted average remaining term of 9.2 years. In addition, as of August 12, 2019, there were 106,397 unvested full value awards with time-based vesting under our equity compensation plans. Other than the foregoing, no awards under our equity compensation plans were outstanding as of August 12, 2019. As of August 12, 2019, there were 2,026,613 shares of common stock available for issuance under our equity compensation plans.

Summary of Material Features of the Amended Plan

The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2018 Stock Option and Incentive Plan filed as Exhibit 10.2 to the Annual Report on Form 10-K for the year ended December 31, 2018 and the copy of the Plan Amendment attached as Annex A to this proxy statement, which are incorporated herein by reference. The material features of the Plan are:

•
The maximum number of shares of common stock to be issued under the Amended Plan is 2,731,607 (the “Initial Limit”). The Amended Plan also provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2020, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by our board of directors;

•
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights and is permitted;

•
Shares of common stock that are forfeited, cancelled, held back upon the exercise or settlement of an award to cover the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of common stock or otherwise terminated (other than by exercise) under the Amended Plan and our 2015 Stock Option and Grant Plan (the "2015 Plan") are added back to the shares of common stock available for issuance under the Amended Plan. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the Amended Plan;

•	The value of all awards awarded under the Amended Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $1,000,000;

•	Any material amendment to the Amended Plan is subject to approval by our stockholders; and

•	The term of the Amended Plan will expire on January 16, 2029.

Based solely on the closing price of our common stock as reported by the Nasdaq Global Select Market on August 12, 2019 and the maximum number of shares that would have been available for awards as of such date under the Plan, the maximum aggregate market value of the common stock that could potentially be issued under the Amended Plan is approximately $27.8 million. The shares of common stock that are forfeited, canceled, held back upon the exercise or settlement of an award to cover the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of common stock or otherwise terminated (other than by exercise) under the Amended Plan and our 2015 Plan are added back to the shares of common stock available for issuance under the Amended Plan. In addition shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Amended Plan.

Summary of the Amended Plan

The following description of certain features of the Amended Plan is intended to be a summary only. The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Current Plan filed as Exhibit 10.2 to the Annual Report on Form 10-K for the year ended December 31, 2018 and the copy of the Plan Amendment attached as Annex A to this proxy statement, which are incorporated herein by reference.

Administration

The Amended Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan. The Compensation Committee may delegate to a committee consisting of one or more officers, including our Chief Executive Officer, the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not on such committee, subject to certain limitations and guidelines.

Eligibility; Plan Limits

All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the Amended Plan, subject to the discretion of the Compensation Committee. As of August 12, 2019, approximately 75 individuals were eligible to participate in the Current Plan, which includes 4 executive officers, 60 employees who are not executive officers, 5 non-employee directors and approximately 6 consultants. There are certain limits on the number of awards that may be granted under the Amended Plan. For example, the maximum number of shares that may be issued in the form of incentive stock options may not exceed the lesser of the Initial Limit, as cumulatively increased on each January 1 by the least of (i) four (4) percent of the number of shares of stock issued and outstanding on the immediately preceding December 31 (the "Annual Increase"), (ii) 3,000,000 shares of common stock, or (iii) such lesser number of shares as approved by the Compensation Committee.

Director Compensation Limit

The Amended Plan provides that the value of all awards awarded under the Amended Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $1,000,000.

Stock Options

The Amended Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the Nasdaq Global Select Market on the date immediately preceding the grant date. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights

The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock

The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).

Restricted Stock Units

The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards

The Compensation Committee may also grant shares of common stock which are free from any restrictions under the Amended Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights

The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards

The Compensation Committee may grant cash bonuses under the Amended Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions

The Amended Plan provides that upon the effectiveness of a “sale event,” as defined in the Amended Plan, all outstanding awards may be assumed, substituted or otherwise continued by the successor entity. To the extent that the successor entity does not assume, substitute or otherwise continue such awards, then (i) all stock options and stock appreciation rights with time-based vesting conditions will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based vesting conditions will automatically be deemed waived, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the compensation committee’s discretion and (ii) upon the effectiveness of a sale event, the Amended Plan and all awards will automatically terminate. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights. The Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards.

Adjustments for Stock Dividends, Stock Splits, Etc.

The Amended Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Amended Plan, to certain limits in the Amended Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding

Participants in the Amended Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have their tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to exercise or vesting. The Compensation Committee may also require awards to be subject to mandatory share withholding up to the required withholding amount.

Amendments and Termination

The Board of Directors may at any time amend or discontinue the Amended Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of Nasdaq Stock Market, LLC ("Nasdaq"), any amendments that materially change the terms of the Amended Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan

The Current Plan was originally approved by our Board of Directors on January 17, 2019 and our stockholders on January 17, 2019, and became effective on February 13, 2019, the date immediately preceding the effectiveness of the registration statement relating to our initial public offering. The Board subsequently approved the Plan Amendment on April 11, 2019. Awards of incentive options may be granted under the Amended Plan until October 28, 2029. No other awards may be granted under the Amended Plan after the date that is ten years from the date of stockholder approval of the Current Plan.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe state or local tax consequences.

Incentive Options

No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options

No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards

The Company generally will be entitled to a tax deduction in connection with other awards under the Amended Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments

The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions

Under Section 162(m) of the Code, the Company’s deduction for awards under the Amended Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Equity Compensation Plan Information

The following table provides information relating to our equity compensation plans as of December 31, 2018. As of December 31, 2018, we had one equity compensation plan, our 2015 Plan, which was approved by our Board of Directors and our stockholders. In connection with our IPO our Board of Directors and stockholders approved two new equity compensation plans, the Current Plan and the 2018 Employee Stock Purchase Plan (the "2018 ESPP"). The Current Plan and 2018 ESPP became effective on February 13, 2019.

	Equity Compensation Plans
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	2,094,816	$3.79	268,393
Equity compensation plans not approved by stockholders	—		—
Total	2,094,816		268,393

Vote Required

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required for the approval of the Plan Amendment. As a result, abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect on the vote outcome.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the Amendment No. 1 to the Current Plan.

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP
AS TCR2’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2019
TCR2’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. KPMG LLP has served as our independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting TCR2’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Stockholder approval is not required to appoint KPMG LLP as TCR2’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of KPMG LLP to the stockholders for ratification is good corporate governance. The selection of KPMG LLP as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes will have no effect on the ratification. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain KPMG LLP. If the selection of KPMG LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of TCR2 and its stockholders.

A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

TCR2 incurred the following fees from KPMG LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2018 and 2017.

	2018	Percentage of 2018 Services Approved by Audit Committee	2017	Percentage of 2017 Services Approved by Audit Committee
Audit fees (1)	$1,007,500	100%	$252,330	—%
Auditrelated fees (2)	—	—%	—	—%
Tax fees (3)	—	—%	—	—%
All other fees (4)	1,780	100%	1,780	—%
Total	$1,009,280		$254,110

(1)	Audit fees consist of fees for the audit of our annual financial statements included in our registration statements for a public offering of our common stock which was completed in February 2019.
(2)
Audit-related fees consist of services that are normally provided in connection with registration statements, including the registration statements for a public offering of our common stock which was completed in February 2019. In 2018, beyond the routine audit fees, we incurred expenses relating to other professional services provided in connection with registration statements including our initial public offering in February 2019.

(3)	Tax fees consist of fees for tax compliance, advice and tax services.
(4)	All other fees represent payment for access to the KPMG LLP online accounting research database.

Audit Committee Preapproval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and nonaudit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or nonaudit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the preapproval procedure described below.

From time to time, our audit committee may preapprove specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such preapproval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2018 and 2017 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the preapproval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 3 to ratify the appointment of KPMG LLP as TCR2’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

CORPORATE GOVERNANCE

Director Nomination Process

Identifying and Evaluating Director Nominees. Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board of Directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies individuals qualified to serve as directors, consistent with criteria approved by our board and in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committeerecommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

•
Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

In evaluating proposed director candidates, our Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity considerations, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence, and the needs of the Board. Our corporate governance guidelines also provide that diversity on the Board should be considered by our Nominating and Corporate Governance Committee in the director evaluation and nomination process. While we have no formal policy regarding board diversity, our Nominating and Corporate Governance Committee believes that it is essential that the members of the Board represent diverse viewpoints. Our Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholderrecommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Garry Menzel and Patrick Baeuerle, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each nonemployee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a finance and strategy committee. Each of the audit committee, compensation committee, nominating and corporate governance committee and finance and strategy committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee and finance and strategy committee is posted on the corporate governance section of our website, http://investors.tcr2.com/corporate-governance/governance-overview.

Audit Committee

Andrew Allen, Mitchell Finer and Neil Gibson serve on the audit committee, which is chaired by Andrew Allen. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. There is not an “audit committee financial expert” (within the meaning of applicable SEC regulations) currently serving on our audit committee. Our board of directors does not believe that any of our current directors have the qualifications or experience to be considered an audit committee financial expert. However, the members of our board of directors individually and collectively have vast educational and business financial experience and training. Additionally, both our independent registered public accounting firm and management will periodically meet privately with our audit committee. At this time, no qualified candidates to serve on our audit committee as an “audit committee financial expert” have been identified, and there can be no assurance that we can attract and retain an independent director to act as our qualified financial expert. During the fiscal year ended December 31, 2018, the audit committee met four times.

The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

•
reviewing quarterly earnings releases. All audit and nonaudit services, other than de minimis nonaudit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Ansbert Gadicke, Andrew Allen and Neil Gibson serve on the compensation and management development committee, which is chaired by Neil Gibson. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2018, the compensation committee met five times. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) reviewing and determining the cash compensation of our Chief Executive Officer and (ii) reviewing and approving grants and awards to our Chief Executive Officer under our equity-based plans;

•	reviewing and approving the compensation of our other executive officers;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;

•	reviewing and approving our policies and procedures for the grant of equity-based awards;

•	reviewing and recommending to the board of directors the compensation of our directors;

•	preparing our compensation committee report if and when required by SEC rules;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

•	reviewing and approving the retention or termination of any consulting firm or outside adviser to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Ansbert Gadicke, Mitchell Finer and Neil Gibson serve on the nominating and corporate governance committee, which is chaired by Ansbert Gadicke. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2018, the nominating and corporate governance committee did not hold any meetings. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Finance and Strategy Committee

Our finance and strategy committee consists of Ansbert Gadicke and Andrew Allen and is chaired by Ansbert Gadicke. The purpose of the finance and strategy committee is to consider and make recommendations to our board of directors regarding issues impacting our financial structure and strategic direction, including, but not limited to, our capital structure, business development activities and financing strategy, as well as the overall scope and focus of our business and operations.

Board and Committee Meetings Attendance

The full board of directors met four times during 2018. During 2018, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served). In addition to the meetings of the committees of the Board of Directors described above, in connection with the Board of Directors meetings, the non-management directors met three times in executive session during the fiscal year ended December 31, 2018. The Chairman of the Board of Directors presides at these executive sessions. The Audit Committee and the Board of Directors have established a procedure whereby interested parties may make their concerns known to non-management directors, which is described on our website.

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. TCR2 encourages its directors to attend the Annual Meeting. We did not hold an annual meeting of stockholders in 2018.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, nonpublic information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits, without the advance approval of our audit committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at http://investors.tcr2.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website, in an annual report on Form 10-K, in a quarterly report on Form 10-Q or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day‑to‑day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to, and independent oversight, of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day‑to‑day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of TCR2

Any interested party with concerns about our company may report such concerns to our board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o TCR2 Therapeutics Inc.
100 Binney Street, Suite 710
Cambridge, Massachusetts 02142
United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to TCR2’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with TCR2’s legal counsel, with independent advisors, with nonmanagement directors, or with TCR2’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by TCR2 regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. TCR2 has also established a tollfree telephone number for the reporting of such activity, which is 877-865-0978.

Director Compensation

The table below shows all compensation paid to our nonemployee directors during 2018.

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(2)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Ansbert Gadicke (1)	$—	$—	$—	$—
Patrick Baeuerle (3)	—	—	76,134	76,134
Mitchell Finer (1)(3)	—	—	76,029	76,029
Morana Jovan-Embiricos (1)(3)	—	—	126,757	126,757
Neil Gibson	—	48,997	6,412	55,409
Andrew Allen	—	48,997	4,634	53,631
(1)	Investor-appointed directors did not receive fees or other compensation for their service on our board of directors.
(2)
Represents stock options granted on December 13, 2018. In accordance with SEC rules, these columns reflect the aggregate grant date fair value of the option awards granted during 2018 computed in accordance with Financial Accounting Standard Board ASC Topic 718 for stock-based compensation transactions, or ASC 718.

(3)
Each of Drs. Baeuerle, Finer and Jovan-Embiricos provided services to us pursuant to the terms of the consulting agreements with Dr. Baeuerle, Dr. Finer and Pattern Recognition Ventures, and Globeways Holdings Limited, respectively. The cash fees presented above are related to these services for the period ended December 31, 2018. For more information regarding these consulting arrangements, see “Certain Relationships and Related Person Transactions.”

Under our director compensation program, we pay our nonemployee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to nonemployee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	MEMBER ANNUAL FEE ($)	CHAIRMAN ADDITIONAL ANNUAL FEE ($)
Board of Directors	$35,000	$25,000
Audit Committee	7,500	7,500
Compensation Committee	5,000	5,000
Nominating and Corporate Governance Committee	4,000	3,500
Finance and Strategy Committee	—	—

We also reimburse our nonemployee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.
In addition, each non-employee director elected or appointed to our board of directors following the closing of our initial public offering will be granted options to purchase 8,072 shares of common stock on the date of such director’s election or appointment to the board of directors, which will vest in three equal annual installments, subject to continued service through such vesting date(s). On the date of each annual meeting of stockholders of our company, each non-employee director will be granted options to purchase shares of common stock, which will vest on the earlier of the date that is one year from the date of grant or the date of the first annual meeting of our stockholders held after the date of grant subject to continued service as a director through such vesting date(s).

Executive Compensation

Our named executive officers for the year ended December 31, 2018 include our principal executive officer, our chief scientific officer, and our chief medical officer:

•	Garry Menzel, Ph.D., our president and chief executive officer; and

•	Robert Hofmeister, Ph.D., our chief scientific officer; and

•	Alfonso Quintás Cardama, Ph.D., our chief medical officer.
Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)		BONUS ($)		OPTION AWARDS ($) (1)	NON-EQUITY PLAN COMPENSATION $ (2)		ALL OTHER COMPENSATION ($)	TOTAL ($)
Garry Menzel, President and Chief Executive Officer	2018	$435,845		—		$2,398,230	$343,750	(3)	—	$3,177,825
	2017	423,150		—		190,129	179,204		—	792,483

Robert Hofmeister, Chief Scientific Officer	2018	320,114		—		502,304	182,875	(3)	—	1,005,293
	2017	297,000		—		55,920	89,843		—	442,763

Alfonso Quintás Cardama, Chief Medical Officer	2018	362,484		60,000	(5)	502,273	206,938	(3)	—	1,131,695
	2017	82,500	(4)	60,000	(5)	89,625	25,047	(4)	—	257,172

(1)
The amounts reported in the “Option Awards” column reflects the aggregate grant date fair value of share-based compensation awarded during the indicated year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718. See Note 10 to our consolidated financial statements appearing elsewhere in this Annual Report regarding assumptions underlying the valuation of equity awards.

(2)	Except where noted, the amounts reported reflect annual bonuses earned based upon achievement of company and individual performance metrics.
(3)	These amounts were paid in 2019 for services provided during the year ended December 31, 2018.
(4)	Dr. Quintás Cardama commenced his employment with us in October 2017. His annual salary and annual bonus for 2017 were prorated to reflect his partial year of service.
(5)
Dr. Quintás Cardama received a $120,000 sign-on bonus with 50% paid upon commencement of employment in October 2017 and the other 50% paid upon the six-month anniversary of his continued employment in April 2018.

Narrative to Summary Compensation Table
Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Annual Bonus

We do not have a formal performance-based bonus plan. Our employment arrangements with our named executive officers provide that the executive may be eligible to earn an annual performance bonus of up to a target percentage of the executive’s base salary, as described further below under the section entitled “--Employment Arrangements and Severance Agreements with our Named Executive Officers”. From time to time, our board of directors or compensation committee may approve additional annual bonuses for our named executive officers based on individual performance, company performance or as otherwise determined to be appropriate. We have also adopted a senior executive cash bonus plan.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentives our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executives, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options.

We typically grant stock option awards at the start of employment to each executive officer and our other employees as well as on an annual basis for retention purposes. We award our stock options on the date our board of directors approves the grant. We set the option exercise price equal to the fair market value of our common stock on the date of grant.

Outstanding Equity Awards at 2018 Fiscal Year End Table
The following table presents information regarding all outstanding stock options held by each of our named executive officers on December 31, 2018.

	OPTION AWARDS									STOCK AWARDS
NAME	VESTING START DATE	NUMBER OF SECURITIES ACQUIRED ON EXERCISE	VALUE REALIZED UPON EXERCISE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (6)
Garry Menzel	10/17/16	84,527	$434,469	52,829	(1)	116,225	(1)	$0.74	12/12/2026	—		—
	12/6/17	—	$—	35,994		107,983	(2)	$0.74	12/6/2027	—		—
	7/26/18	—	$—	—		433,037	(3)	$5.88	7/25/2028	—		—

Robert Hofmeister	12/13/16	14,713	$75,625	10,509	(1)	25,223	(1)	$0.74	12/12/2026	6,036	(5)	$90,540
	12/6/17	—	$—	10,586		31,760	(2)	$0.74	12/6/2027	—		—
	7/26/18	—	$—	—		90,720	(3)	$5.88	7/25/2028	—		—

Alfonso Quintás Cardama	10/10/17	—	$—	21,753		52,829	(4)	$0.74	9/11/2027	—		—
	12/6/17	—	$—	10,586		31,760	(2)	$0.74	12/6/2027	—		—
	7/26/18	—	$—	—		90,720	(3)	$5.88	7/25/2028	—		—

Unless otherwise specified, all option awards vest over four years, with 25% vesting on the first anniversary of the vesting commencement date, and the remainder vesting in 36 equal monthly installments thereafter, subject to continued employment with us.

(1)	Represents stock option granted on December 13, 2016.
(2)	Represents stock option granted on December 7, 2017.
(3)	Represents stock option granted on July 26, 2018.
(4)	Represents stock option granted on October 10, 2017.
(5)
Represents shares of restricted stock granted on October 1, 2015, with 25% vesting on the first anniversary of the grant date, and the remainder vesting in 12 equal quarterly installments through October 1, 2019.

(6)	Market value was calculated using $15.00, the offering price at the time of the IPO, as we did not have a public market for our common stock as of December 31, 2018.

Employment arrangements with our named executive officers
We have entered into employment agreements with each of our named executive officers.

Garry Menzel

We entered into an offer letter with Dr. Garry Menzel, our President and Chief Executive Officer, on July 22, 2016, pursuant to which Dr. Menzel was entitled to receive an annual base salary of $420,000, an annual target bonus of 35% of his annual base salary based upon our board of directors’ assessment of Dr. Menzel’s performance and our attainment of targeted goals approved by the board of directors. Dr. Menzel also received, pursuant to the offer letter, an equity grant equal to 4.25% of our fully-diluted capitalization as of the date Dr. Menzel commenced employment with us. The offer letter also required that Dr. Menzel sign an Employee Confidentiality and Assignment Agreement, pursuant to which Dr. Menzel agreed to refrain from disclosing our confidential information and agrees not to compete with us during the term of his employment and for two years following termination of his employment for any reason. Dr. Menzel was also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. Dr. Menzel’s offer letter provided that, in the event that his employment is terminated by us without “cause” or by him for “good reason” (as each term is defined in the offer letter), subject to the execution and effectiveness of a release of claims, he would be entitled to receive (in addition to accrued compensation and benefits through the date of termination) (i) salary continuation based on his then-current base salary for 12 months following termination and (ii) continuation of COBRA premium payments for 12 months following termination.

In December 2018, we entered into an employment agreement with Dr. Menzel, effective upon the closing of the initial public offering of our common stock (the “IPO”), pursuant to which Dr. Menzel is entitled to receive an annual base salary of $500,000 and an annual target bonus equal to 50% of his annual base salary based upon our board of directors’ or the compensation committee of the board of directors’ assessment of Dr. Menzel’s performance and our performance. This employment agreement also includes a reaffirmation of Dr. Menzel’s Employee Confidentiality and Assignment Agreement, which contains continuing obligations to us, including provisions on proprietary information, assignment of inventions, non-competition and non-solicitation of customers and employees. Dr. Menzel’s employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” then subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 12 months of base salary payable on our normal payroll cycle if such termination is not in connection with a “change in control” or (y) 18 months of base salary if such termination is in connection with a “change in control,” payable on our normal payroll cycle, provided that in either case, if Dr. Menzel commences new employment, all payments shall cease; and (ii) payment of the monthly employer COBRA premium for the same level of group health coverage as in effect for Dr. Menzel on the date of termination up to (x) 12 months if such termination is not in connection with a “change in control,” and (y) 18 months if such termination is in connection with a “change in control.” In addition, if within 12 months following a “change in control,” Dr. Menzel’s employment is terminated by us without “cause” or he resigns for “good reason,” then subject to the execution of the separation agreement and release, all time-based stock options and other time-based stock-based awards held by Dr. Menzel will accelerate and vest immediately.

Robert Hofmeister

We entered into an offer letter with Dr. Robert Hofmeister, our Chief Scientific Officer, on September 16, 2015, pursuant to which Dr. Hofmeister was entitled to receive an annual base salary of $270,000, an annual target bonus of 20% of his annual base salary based upon our board of directors’ assessment of Dr. Hofmeister’s performance and our attainment of targeted goals approved by the board of directors. Dr. Hofmeister also received, pursuant to the offer letter, an equity grant equal to 1.25% of our fully diluted capitalization at the conclusion of the first tranche of our Series A preferred stock financing. The offer letter also required that Dr. Hofmeister sign an Employee Confidentiality and Assignment Agreement, pursuant to which Dr. Hofmeister agreed to refrain from disclosing our confidential information and agrees not to compete with us during the term of his employment and for two years following termination of his employment for any reason. Dr. Hofmeister was also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. Dr. Hofmeister’s offer letter provided that, in the event that his employment was terminated by us without “cause” or by him for “good reason” (as each term is defined in the offer letter), subject to the execution and effectiveness of a release of claims, he would be entitled to receive (in addition to accrued compensation and benefits through the date of termination) (i) salary continuation based on his then-current base salary for nine months following termination and (ii) continuation of COBRA premium payments for six months following termination.

In December 2018, we entered into an employment agreement with Dr. Hofmeister, effective upon the closing of the IPO, pursuant to which Dr. Hofmeister is entitled to receive an annual base salary of $380,000 and an annual target bonus equal to 35% of his annual base salary based upon our board of directors’ or the compensation committee of the board of directors’ assessment of Dr. Hofmeister’s performance and our performance. This employment agreement also includes a reaffirmation of Dr. Hofmeister’s Employee Confidentiality and Assignment Agreement, which contains continuing obligations to us, including provisions on proprietary information, assignment of inventions, non-competition and non-solicitation of customers and employees. Dr. Hofmeister’s employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” then subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) nine months of base salary payable on our normal payroll cycle if such termination is not in connection with a “change in control” or (y) 12 months of base salary if such termination is in connection with a “change in control,” payable on our normal payroll cycle, provided that in either case, if Dr. Hofmeister commences new employment, all payments shall cease; and (ii) payment of the monthly employer COBRA premium for the same level of group health coverage as in effect for Dr. Hofmeister on the date of termination for up to (x) nine months if such termination is not in connection with a “change in control,” and (y) 12 months if such termination is in connection with a “change in control.” In addition, if within 12 months following a “change in control,” Dr. Hofmeister’s employment is terminated by us without “cause” or he resigns for “good reason,” then subject to the execution of the separation agreement and release, all time-based stock options and other time-based stock-based awards held by Dr. Hofmeister will accelerate and vest immediately.

Alfonso Quintás Cardama

We entered into an offer letter with Dr. Alfonso Quintás Cardama, our Chief Medical Officer, on July 20, 2017, pursuant to which Dr. Quintás Cardama was entitled to receive an annual base salary of $360,000, a one-time bonus of $120,000, with

50% awarded upon commencement of employment and the other 50% awarded upon the six-month anniversary of his continued employment, an annual target bonus of 25% of his annual base salary based upon the our board of directors’ assessment of Dr. Quintás Cardama’s performance and our attainment of targeted goals approved by the board of directors. Dr. Quintás Cardama also received, pursuant to the offer letter, an equity grant equal to 1.25% of our fully-diluted capitalization on the date of grant. This offer letter also required that Dr. Quintás Cardama sign an Employee Confidentiality and Assignment Agreement, pursuant to which Dr. Quintás Cardama agreed to refrain from disclosing our confidential information and agrees not to compete with us during the term of his employment and for two years following termination of his employment for any reason. Dr. Quintás Cardama was also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

In December 2018, we entered into an employment agreement with Dr. Quintás Cardama, effective upon the closing of the IPO, pursuant to which Dr. Quintás Cardama is entitled to receive an annual base salary of $430,000 and an annual target bonus equal to 35% of his annual base salary based upon our board of directors’ or the compensation committee of the board of directors’ assessment of Dr. Quintás Cardama’s performance and our performance. This employment agreement also includes a reaffirmation of Dr. Quintás Cardama’s Employee Confidentiality and Assignment Agreement, which contains continuing obligations to us including provisions on proprietary information, assignment of inventions, non-competition and non-solicitation of customers and employees. Dr. Quintás Cardama’s employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” then subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) nine months of base salary payable on our normal payroll cycle if such termination is not in connection with a “change in control” or (y) 12 months of base salary if such termination is in connection with a “change in control,” payable on our normal payroll cycle, provided that in either case, if Dr. Quintás Cardama commences new employment, all payments shall cease; and (ii) payment of the monthly employer COBRA premium for the same level of group health coverage as in effect for Dr. Quintás Cardama on the date of termination for up to (x) nine months if such termination is not in connection with a “change in control,” and (y) 12 months if such termination is in connection with a “change in control.” In addition, if within 12 months following a “change in control,” Dr. Quintás Cardama’s employment is terminated by us without “cause” or he resigns for “good reason,” then subject to the execution of the separation agreement and release, all time-based stock options and other time-based stock-based awards held by Dr. Quintás Cardama will accelerate and vest immediately.

Additional Narrative Disclosure

401(k) Savings Plan. We maintain a tax-qualified retirement plan (the 401(k) Plan) that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Code limits. Employees’ pre-tax or Roth contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. Our 401(k) Plan is intended to be qualified under Section 401(a) of the Code with our 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to our 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from our 401(k) Plan.

Health and Welfare Benefits. All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision insurance plans, in each case on the same basis as all of our other full-time employees.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking.

This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2018, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
All amounts in thousands unless otherwise noted

Private Placements of Securities

Series B Preferred Stock Financing

In February 2018, with subsequent closings in March 2018 and April 2018, we sold an aggregate of 62,500,000 shares of our Series B preferred stock at a purchase price of $2.00 per share for an aggregate amount of $125.0 million. The following table summarizes purchases of our Series B preferred stock by related persons:

	SHARES OF SERIES B PREFERRED STOCK	TOTAL PURCHASE PRICE
Entities affiliated with MPM Capital (1)	2,000,000	$4,000,000
Entities affiliated with F2 Capital (2)	7,990,500	$15,981,000
UBS Oncology Impact Fund L.P. (3)	1,750,000	$3,500,000
Entities affiliated with 6 Dimensions Capital (4)	10,000,000	$20,000,000
Entities affiliated with Curative Ventures (5)	4,375,000	$8,750,000

(1)
Represents 57,552 shares of Series B preferred stock purchased by MPM Asset Management Investors BV2014 LLC, 32,500 shares of Series B preferred stock purchased by MPM Asset Management Investors SunStates Fund LLC, 105,825 shares of Series B preferred stock purchased by MPM Bioventures 2014 (B), L.P., 1,586,623 shares of Series B preferred stock purchased by MPM BioVentures 2014, L.P., and 217,500 shares of Series B preferred stock purchased by MPM SunStates Fund, L.P. Each of Patrick Baeuerle, Ansbert Gadicke and Mitchell Finer serves as an officer or director of the Company and is an affiliate of MPM Capital, of which MPM Asset Management Investors BV2014 LLC, MPM Asset Management Investors SunStates Fund LLC, MPM Bioventures 2014 (B), L.P., MPM BioVentures 2014, L.P., and MPM SunStates Fund, L.P are affiliated funds. Entities affiliated with MPM Capital collectively held more than 5% of our voting securities at the time of participation in our Series B preferred stock financing.

(2)
Represents 1,200,000 shares of Series B preferred stock purchased by F2 Bioscience II 2017 Limited, 2,540,500 shares of Series B preferred stock purchased by F2 Capital I 2017 Limited, 1,750,000 shares of Series B preferred stock purchased by F2 MG Limited, and 2,500,000 shares of Series B preferred stock purchased by F2-TPO Investments, LLC. Morana Jovan-Embiricos served as a director of the company from October 2015 to May 2019 and is the Managing Partner of F2 Capital, of which F2 Bioscience II 2017 Limited, F2 Capital I 2017 Limited, F2 MG Limited, and F2-TPO Investments, LLC are affiliated funds. Entities affiliated with F2 Capital collectively held more than 5% of our voting securities at the time of participation in our Series B preferred stock financing.

(3)
Represents 1,750,000 shares of Series B preferred stock purchased by UBS Oncology Impact Fund L.P. Each of Patrick Baeuerle, Ansbert Gadicke and Mitchell Finer serves as an officer or director of the Company and is an affiliate of UBS Oncology Impact Fund L.P. UBS Oncology Impact Fund L.P. held more than 5% of our voting securities at the time of participation in our Series B preferred stock financing.

(4)
Represents 500,000 shares of Series B preferred stock purchased by 6 Dimensions Affiliates Fund, L.P. and 9,500,000 shares of Series B preferred stock purchased by 6 Dimensions Capital, L.P. Wei Li was a director of the company from February 2018 to December 2018 and is a Managing Partner of 6 Dimensions Capital, of which 6 Dimensions Affiliates Fund, L.P. and 6 Dimensions Capital, L.P. are affiliated funds. Entities affiliated with 6 Dimensions Capital collectively held more than 5% of our voting securities at the time of participation in our Series B preferred stock financing.

(5)	Represents 4,375,000 shares of Series B preferred stock purchased by Curative Ventures CT LLC. Neil Gibson is a director of the Company and is a partner of Curative Ventures CT LLC.

Participation in our Initial Public Offering

Certain of our directors, executive officers and our 5% stockholders purchased shares of our common stock in our IPO at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

	Shares of Common Stock Purchased	Aggregate Cash Purchase Price
Entities affiliated with MPM Capital (1)	1,373,333	$20,599,995
Entities affiliated with F2 Capital (2)	666,667	$10,000,005
UBS Oncology Impact Fund L.P. (3)	666,667	$10,000,005
Entities affiliated with 6 Dimensions Capital (4)	333,333	$4,999,995
Entities affiliated with Cathay Fortune Corporation (5)	200,000	$3,000,000

(1)
Each of Patrick Baeuerle, Ansbert Gadicke and Mitchell Finer serves as a director of the Company and is an affiliate of MPM Capital, of which MPM Asset Management Investors BV2014 LLC, MPM Asset Management Investors SunStates Fund LLC, MPM Bioventures 2014 (B), L.P., MPM BioVentures 2014, L.P., and MPM SunStates Fund, L.P are affiliated funds. Entities affiliated with MPM Capital collectively held more than 5% of our voting securities at the time of participation in our IPO.

(2)
Morana Jovan-Embiricos served as a director of the company from October 2015 to May 2019 and is the Managing Partner of F2 Capital, of which F2 Bioscience II 2017 Limited, F2 Capital I 2017 Limited, F2 MG Limited, and F2-TPO Investments, LLC are affiliated funds. Entities affiliated with F2 Capital collectively held more than 5% of our voting securities at the time of participation in our IPO.

(3)
Each of Patrick Baeuerle, Ansbert Gadicke and Mitchell Finer serves as a director of the Company and is an affiliate of UBS Oncology Impact Fund L.P. UBS Oncology Impact Fund L.P. held more than 5% of our voting securities at the time of participation in our IPO.

(4)
Wei Li was a director of the company from February 2018 to December 2018 and is a Managing Partner of 6 Dimensions Capital, of which 6 Dimensions Affiliates Fund, L.P. and 6 Dimensions Capital, L.P. are affiliated funds. Entities affiliated with 6 Dimensions Capital collectively held more than 5% of our voting securities at the time of participation in our IPO.

(5)	Entities affiliated with Cathay Fortune Corporation collectively held more than 5% of our voting securities at the time of participation in our IPO.

Harpoon Therapeutics, Inc. License Agreement

In June 2017, we entered into a license agreement with Harpoon Therapeutics, Inc. (Harpoon), under which Harpoon provides us with rights to use certain Harpoon intellectual property relating to antibody-based protein binders and related know-how developed by Harpoon. In return, we provide Harpoon with the right to use antibody-based protein binders developed by us. Each license granted under this Harpoon license agreement is non-exclusive. Affiliates of MPM Capital that own shares of our preferred and common stock are founding stockholders in Harpoon, and Dr. Patrick Baeuerle, one of our directors and co-founders, is a director and co-founder of Harpoon.

Amended and Restated Investors’ Rights Agreement

We are a party to an amended and restated investors’ rights agreement, or the Investors’ Rights Agreement, dated as of February 28, 2018, with holders of our previously-outstanding Series A preferred stock and Series B preferred stock, including certain of our 5% stockholders and their affiliates and entities affiliated with certain of our officers and directors. The Investors’ Rights Agreement provides these holders the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.

 Indemnification Agreements

As permitted by Delaware law, provisions in our amended and restated certificate of incorporation and amended and restated bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. In addition, we have entered into indemnification agreements with each of our executive officers and the members of our board of directors which may require us to indemnify them.

Policies for Approval of Related Party Transactions

Our board of directors reviews and approves transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related party. Prior to our initial public offering, the material facts as to the related party’s relationship or interest in the transaction were disclosed to our board of directors prior to their consideration of such transaction, and the transaction was not considered approved by our board of directors unless a majority of the directors who are not interested in the transaction approved the transaction. Further, when stockholders were entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to the stockholders, who must have approved the transaction in good faith.

In connection with our initial public offering, our board of directors adopted a written related party transactions policy. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of August 12, 2019 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5.0% of our common stock.
The column entitled “Shares Beneficially Owned” is based on a total of 23,966,387 shares of our common stock outstanding as of August 12, 2019.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of August 12, 2019 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142.

	COMMON STOCK BENEFICIALLY OWNED
	SHARES	PERCENTAGE
5% or Greater Stockholders
Entities affiliated with MPM Capital (1)	4,229,134	17.52%
Entities affiliated with F2 Capital (2)	3,571,261	14.90%
UBS Oncology Impact Fund, L.P. (3)	3,370,982	14.07%
Entities affiliated with Cathay Fortune Corporation (4)	2,137,419	8.92%
Entities affiliated with 6 Dimensions Capital (5)	1,614,516	6.74%

Directors, Named Executive Officers and Other Executive Officers
Garry Menzel (6)	377,193	1.55%
Robert Hofmeister (7)	104,685	*
Alfonso Quintás Cardama (8)	79,378	*
Ansbert Gadicke (9)	7,600,116	31.58%
Andrew Allen (13)	—	—%
Patrick Baeuerle (10)	467,715	1.95%
Mitchell Finer (11)	56,357	*
Neil Gibson (12)	706,351	2.95%
All executive officers and directors as a group (9 persons) (14)	9,440,048	39.07%
* Less than one percent.

(1)
Based solely on a Schedule 13D filed by MPM Asset Management on March 4, 2019, consists of (i) 110,859 shares of common stock held by MPM Asset Management Investors BV2014 LLC, (ii) 62,916 shares of common stock held by MPM Asset Management Investors SunStates Fund LLC, (iii) 195,902 shares of common stock and warrants to purchase 178,269 shares of common stock exercisable within 60 days of August 12, 2019, in each case held by MPM Asset Management LLC, (iv) 203,846 shares of common stock held by MPM BioVentures 2014 (B), L.P., (v) 3,056,272 shares of common stock held by MPM BioVentures 2014, L.P., and (vi) 421,070 shares of common stock held by MPM SunStates Fund, L.P. MPM Bioventures 2014 GP LLC is the general partner of MPM BioVentures 2014, L.P. and MPM BioVentures 2014 (B), L.P. MPM Bioventures 2014 LLC is the managing member of MPM Bioventures 2014 GP LLC and the manager of MPM Asset Management Investors BV2014 LLC. MPM SunStates Fund GP LLC is the general partner of MPM SunStates Fund, L.P. MPM SunStates GP Managing Member LLC is the managing member of MPM SunStates Fund GP LLC and the manager of MPM Asset Management Investors SunStates Fund LLC. MPM Asset Management LLC was retained as a manager to manage the operations of MPM BioVentures 2014, L.P., MPM BioVentures 2014 (B), L.P., MPM Asset Management Investors BV2014 LLC, MPM SunStates Fund, L.P., and MPM Asset Management SunStates Fund LLC. Dr. Ansbert Gadicke is a member of MPM BioVentures 2014 LLC, MPM SunStates GP Managing Member LLC, and MPM Capital, formerly known as MPM Asset Management LLC, and collectively with the other members of such entities makes investment decisions with respect to shares held by such entities. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of these entities and individuals is 450 Kendall Street, Cambridge, MA 02142.

(2)
Consists of (i) 193,742 shares of common stock held by F2 Bioscience II 2017 Limited, (ii) 1,614,515 shares of common stock held by F2 Capital I 2015 Limited, (iii) 410,168 shares of common stock held by F2 Capital I 2017 Limited, (iv) 449,207 shares of common stock held by F2 MG Limited, and (v) 536,962 shares of common stock held by F2-TPO Investments, LLC, (vi) 200,000 shares of common stock held by F2 BBG LLC and (vii) 166,667 shares of common stock held by F2 Capital I 2019, LLC.

(3)
Based solely on a Schedule 13D filed by MPM Asset Management on March 4, 2019, consists of 3,370,982 shares of common stock held by UBS Oncology Impact Fund, L.P. The general partner of UBS Oncology Impact Fund, L.P. is Oncology Impact Fund (Cayman) Management L.P. The general partner of Oncology Impact Fund (Cayman) Management L.P. is MPM Oncology Impact Management LP. The general partner of MPM Oncology Impact Management LP is MPM Oncology Impact Management GP LLC. Dr. Ansbert Gadicke is a managing member and the managing director of MPM Oncology Impact Management GP LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of these entities and individuals is Durell House, 28 New Street, St Helier, Jersey, JE1 4FS.

(4)
Based solely on a Schedule 13D filed by China Molybdenum Co., Ltd. on February 22, 2019, consists of (i) 2,137,419 shares of common stock held by an entity affiliated with Cathay Fortune Corporation. The address of this entity is Vistra Corporate Services Centre, Wickham’s Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

(5)
Consists of (i) 80,725 shares of common stock held by 6 Dimensions Affiliates Fund, L.P. and (ii) 1,533,791 shares of common stock held by 6 Dimensions Capital, L.P. The general partner of 6 Dimensions Affiliates Fund, L.P. and 6 Dimensions Capital, L.P. is 6 Dimensions Capital GP, LLC. Wei Li was a member of our board of directors from February 2018 to December 2018 and is a Director of 6 Dimensions Capital GP, LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of these entities and individuals is P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, KY 1-1104.

(6)
Consists of (i) options to purchase 292,666 shares of common stock exercisable within 60 days of August 12, 2019 and (ii) 84,527 shares of common stock held by Dr. Garry Menzel, as Trustee of the Garry E. Menzel and Mary E. Henshall Family Trust, under instrument of trust dated July 29, 2010. Dr. Menzel is the trustee of the Garry E. Menzel and Mary E. Henshall Family Trust and may be deemed to beneficially own these securities.

(7)
Consists of (i) 38,850 shares of common stock, of which 1,006 will remain unvested within 60 days of August 12, 2019 and subject to a right of repurchase in our favor upon Dr. Robert Hofmeister’s cessation of service prior to vesting, and (ii) options to purchase 65,835 shares of common stock exercisable within 60 days of August 12, 2019.

(8)	Consists of options to purchase 78,378 shares of common stock exercisable within 60 days of August 12, 2019.
(9)	See notes (1) and (3) above.
(10)
Consists of 467,715 shares of common stock held by APAK Solutions GmbH, of which 95,327 shares will remain unvested within 60 days of August 12, 2019 and subject to a right of repurchase in our favor upon APAK Solutions GmbH’s and/or Dr. Patrick Baeuerle’s cessation of service prior to vesting. Dr. Baeuerle is a managing director of APAK Solutions GmbH and shares voting and investment power with respect to these shares. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of these entities and individuals is c/o MPM Capital, 450 Kendall Street, Cambridge, MA 02142.

(11)
Consists of (i) 36,731 shares of common stock held by Dr. Mitchell Finer, and (ii) options to purchase 5,511 shares of common stock exercisable within 60 days of August 12, 2019 and warrants to purchase 14,115 shares of common stock exercisable within 60 days of August 12, 2019, in each case held by Pattern Recognition Ventures. Dr. Finer is a managing member of Pattern Recognition Ventures and shares voting and investment power with respect to these shares. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of these entities and individuals is 450 Kendall Street, Cambridge, MA 02142.

(12)
Consists of 706,351 shares of common stock held by Curative Ventures CT LLC. Dr. Neil Gibson is a partner at Curative Ventures CT LLC and shares voting and investment power with respect to these shares. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of Curative Ventures CT LLC is 5949 Sherry Lane, Suite 820, Dallas, TX 75225.

(13)	Dr. Allen was appointed to our board of directors in December 2018.
(14)
Includes options to purchase 491,643 shares of common stock exercisable within 60 days of August 12, 2019 and warrants to purchase 192,384 shares of common stock exercisable within 60 days of August 12, 2019, held by ten executive officers, directors and entities affiliated with such executive officers and directors, as described in notes (6) through (13) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.
Based solely on a review of reports furnished to us, or written representations from reporting persons, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2018 by Section 16(a) under the Exchange Act.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of TCR2’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of TCR2’s independent registered public accounting firm, (3) the performance of TCR2’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of TCR2’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of TCR2’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of TCR2 for the fiscal year ended December 31, 2018. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of TCR2 be included in TCR2’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF TCR2 THERAPEUTICS INC.
Andrew Allen, Chairperson
Mitchell Finer
Neil Gibson

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary, telephone 617-949-5200. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2020 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than April 30, 2020. However, if the date of the 2020 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2020 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2020 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than June 12, 2020 and no later than July 12, 2020. Stockholder proposals and the required notice should be addressed to TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.
OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

ANNEX A
TCR2 THERAPEUTICS INC.
AMENDMENT NO. 1 TO
2018 STOCK OPTION AND INCENTIVE PLAN
The TCR2 Therapeutics Inc. 2018 Stock Option and Incentive Plan (the “Plan”) is hereby amended by the Board of Directors as follows:
Section 3(a) of the Plan is hereby amended restated to read in its entirety as follows:
SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)  Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,000,000, less the shares rolled over from the existing option plan shares (the “Initial Limit”), subject to adjustment as provided in Section 3(c), plus on January 1, 2020 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by the lesser of (i) four (4) percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or (ii) such lesser number of shares as determined by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2020 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 3,000,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any awards under the Plan and under the Company’s 2015 Stock Option and Incentive Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

TCR² THERAPEUTICS INC.
100 BINNEY STREET, SUITE 710
CAMBRIDGE, MA 02142

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 9, 2019 for shares held directly and by 11:59 p.m. Eastern Time on October 6, 2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 9, 2019 for shares held directly and by 11:59 p.m. Eastern Time on October 6, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E84002-P27883 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TCR² THERAPEUTICS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Director	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominee:

01) Mitchell Finer, Ph.D.

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. To ratify the amendment to the Company's 2018 Stock Option and Incentive Plan.	☐	☐	☐
3. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E84003-P27883

TCR² THERAPEUTICS INC.
Annual Meeting of Shareholders
October 10, 2019 8:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Garry Menzel and Mayur (Ian) Somaiya, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TCR² THERAPEUTICS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM, EDT on October 10th, 2019, at Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side